SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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AngioSoma, Inc.

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NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

____________________

TO BE HELD ON OCTOBER 25, 2019

We will hold the 2019 annual meeting of stockholders of AngioSoma, Inc. at the Company’s office located at 2500 Wilcrest Drive, 3rd Floor, Houston, Texas 77042 on Friday, October 25, 2019 at 9:00 a.m. local time. At the annual meeting you will be asked to vote on the following matters:

●	the election of one director;

●	the ratification of the appointment of M&K CPAS LLP as our independent registered public accounting firm;

●	an advisory vote on executive compensation, commonly referred to as “say-on-pay”; and

●	any other business as may properly come before the meeting.

Our sole director has fixed the close of business on August 28, 2019 as the record date for determining the stockholders that are entitled to notice of and to vote at the 2019 annual meeting and any adjournments thereof.

All stockholders are invited to attend the annual meeting in person. Your vote is important regardless of the number of shares you own. Please vote your shares by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, or, if you request printed copies of the proxy materials by mail, you can also vote by mail, by telephone or by facsimile.

By Order of the Director

/s/Alex K. Blankenship
Houston, Texas	Alex K. Blankenship
September 6, 2019	President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on October 25, 2019. This proxy statement, along with our Annual Report on Form 10-K for the year ended September 30, 2018, are available free of charge on our website www.angiosoma.com.

ANGIOSOMA, INC.

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS

FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended September 30, 2018 as filed with the Securities and Exchange Commission on January 3, 2019 and amended by Form 10-K/A filed August 16, 2019 (collectively the “2018 10-K”).

Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

2019 ANNUAL MEETING OF STOCKHOLDERS

General Information

The accompanying proxy is solicited by the board of directors of AngioSoma, Inc. for use at our 2019 annual meeting of stockholders to be held on Friday, October 25, 2019, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of 2019 Annual Meeting of Stockholders. The date of this proxy statement is September 6, 2019, the approximate date on which this proxy statement and the enclosed proxy were first sent or made available to our stockholders.

This proxy statement and the accompanying proxy card are being mailed to owners of our common shares in connection with the solicitation of proxies by the board of directors for the 2019 annual meeting of stockholders. This proxy procedure is necessary to permit all common stockholders, many of whom live throughout the United States and are unable to attend the 2019 annual meeting in person, to vote. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.

Electronic access. To access our proxy statement and 2018 10-K electronically, please visit our corporate website at www.angiosoma.com. The information which appears on our website is not part of this proxy statement.

Voting securities. Only our stockholders of record as of the close of business on August 28, 2019, the record date for the 2019 annual meeting, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 165,327,283 shares of our common stock issued and outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the 2019 annual meeting. Each holder of record as of that date is entitled to one vote for each share held. In accordance with our by-laws, one-tenth of the outstanding shares of the Corporation entitled to vote represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. The holder of the Series E preferred stock is entitled to vote double the number of votes of all other securities resulting in a two-thirds vote. Therefore, the holder of the Series E preferred stock has the right to create a quorum to hold the 2019 annual meeting and conduct business. Presence may be in person or by proxy. You will be considered part of the quorum if you voted on the Internet, by telephone, by facsimile or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the 2019 annual meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker non-votes. If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, you must instruct the broker, bank or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker, bank or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker, bank or other nominee can register your shares as being present at the 2019 annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required. Your broker, bank or other nominee has discretionary voting authority to vote your shares on the ratification of the independent registered public accounting firm (proposal 2), even if the broker, bank or other nominee does not receive voting instructions from you. Your broker, bank or other nominee, however, does not have discretionary authority to vote on any of the other proposals to be considered at the 2019 annual meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. In any event, it is particularly important that you instruct your broker as to how you wish to vote your shares.

Voting of proxies. All valid proxies received prior to the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted by the individuals named on the proxy card as recommended by the board of directors. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is exercised, by delivering to our corporate secretary a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. A stockholder wanting to vote in person at the 2019 annual meeting and holding shares of our common stock in street name must obtain a proxy card from his or her broker and bring that proxy card to the 2019 annual meeting, together with a copy of a brokerage statement reflecting such share ownership as of the record date.

Vote required. Alex K. Blankenship, our sole director, is the owner and holder of all the issued and outstanding shares of Series E preferred stock. Series E preferred stock, voting as a class, has the number of votes equal to twice the number of votes of all outstanding shares of capital stock such that the holder of outstanding shares of Series E preferred stock shall always constitute two-thirds of the voting rights of the corporation. Therefore, proposal 1 & 2 will be approved if Ms. Blankenship casts an affirmative vote. Proposal 3 is a non-binding advisory vote.

Director’s recommendations. Our sole director recommends a vote FOR proposals 1 & 2.

Attendance at the meeting. You are invited to attend the annual meeting only if you were an AngioSoma stockholder or joint holder as of the close of business on August 28, 2019, the record date, or if you hold a valid proxy for the 2019 annual meeting. In addition, if you are a stockholder of record (owning shares in your own name), your name will be verified against the list of registered stockholders on the record date prior to your being admitted to the annual meeting. If you are not a stockholder of record but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the record date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 9:00 a.m. local time. Check-in will begin at 8:45 a.m. local time.

Communications with our director. You may contact our director by writing to her c/o AngioSoma, Inc., 2500 Wilcrest Drive, 3rd Floor, Houston, Texas 77042. Each communication should specify the general topic of the communication. We generally will not respond to a stockholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about AngioSoma.

Who can help answer your questions? If you have additional questions after reading this proxy statement, you may seek answers to your questions by writing, calling or emailing:

Sonfield & Sonfield

Robert L. Sonfield, Jr.

2500 Wilcrest Drive

Suite 300

Houston, Texas 77042

Telephone: (713) 877-8333

Telecopier: (713) 877-1547

email: robert@sonfield.com

PROPOSAL 1

ELECTION OF DIRECTOR

Alex K. Blankenship has offered to accept reelection as the sole member of the board of directors until the next meeting of shareholders or until her successor has been duly elected and qualified.

The following is biographical information on the current members of our board of directors:

Director Standing for Election

Name	Age	Positions	Director Since
Alex K. Blankenship	56	Director	2016

Alex K. Blankenship. Ms. Blankenship was elected sole director, Chairman of the Board, Chief Executive Officer, and President in April 2016. From April 1983 to February 1986, Ms. Blankenship was employed by Blake Memorial Hospital in Bradenton, Florida as a certified cardiac monitor technician in the intensive care and progressive care units. From March 1986 until December 2002, Ms. Blankenship served as private duty eldercare for numerous patients in Florida and North Carolina. In January 2003, Ms. Blankenship withdrew from participation in the medical care industry to devote time to her daughter and two grandchildren. Since her election in 2016, Ms. Blankenship has devoted her full time to her position as sole director, president and chief executive officer of AngioSoma, Inc.

THE SOLE DIRECTOR RECOMMENDS A VOTE “FOR” ELECTION

OF THE DIRECTOR NOMINEE.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF M&K CPAS PLLC

Our sole director has appointed M&K CPAS PLLC as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending September 30, 2019. Representatives of M&K CPAS PLLC may be present at the 2019 annual meeting and will have an opportunity to make a statement or to respond to appropriate questions from stockholders. Although stockholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of M&K CPAS PLLC to our stockholders to permit stockholders to participate in this important corporate decision.

Fees and services

The following table shows the fees that were billed for the audit and other services provided for the years indicated.

	2018	2017
	$	$
Audit Fees	23,500	23,000
Audit-Related Fees	-0-	-0-
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-
Total	23,500	23,000

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees — This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission and other accounting consulting.

Tax Fees — This category consists of professional services rendered by accounting firm, for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

Our director has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the director approves the engagement letter with respect to audit, tax, review services and other fees.

THE SOLE DIRECTOR RECOMMENDS A VOTE “FOR” THE RATIFICATION

OF THE APPOINTMENT OF M&K CPAS PLLC

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Additional details about our executive compensation programs, including information about executive compensation for the fiscal year ended September 30, 2018, are described under the section entitled “Executive Compensation” which begins on page 9 of this proxy statement.

Securities laws require that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement at least once every three years, commonly known as a “say-on-pay” proposal.

We are asking our stockholders to indicate their support for our named executive officers’ compensation as described in this proxy statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officer and the philosophy, policies and practices described in this proxy statement. Accordingly, the following resolution is submitted for stockholder vote at the 2019 annual meeting:

“RESOLVED, that the stockholders of AngioSoma, Inc. hereby APPROVE, on an advisory basis, the compensation paid to its named executive officer, as disclosed in the proxy statement for the 2019 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative discussion that accompany the compensation tables.”

This say-on-pay vote is advisory, and therefore not binding on AngioSoma or our board of directors. Our director values the opinion of our stockholders and to the extent there is any significant vote against the compensation of the named executive officer as disclosed in this proxy statement, we will consider our stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns. Proxies submitted without direction pursuant to this solicitation will be voted “FOR” approval of the compensation of our named executive officers as disclosed in this proxy statement.

THE SOLE DIRECTOR RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER AS DISCLOSED IN THIS PROXY STATEMENT.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the 2019 annual meeting. If, however, other matters properly come before the 2019 annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER’S RIGHTS

Under Nevada law there are no dissenter’s rights available to our stockholders in connection with any matter submitted to a vote of our stockholders at the 2019 annual meeting.

CORPORATE GOVERNANCE

We are committed to maintaining the highest standards of honest and ethical conduct in running our business efficiently, serving our stockholders interests and maintaining our integrity in the marketplace. To further this commitment, we have adopted our Code of Business Conduct and Ethics, which applies to all our directors, officers and employees.

Our bylaws, and our Code of Business Conduct and Ethics provide the framework for our corporate governance. Copies of our bylaws and Code of Business Conduct and Ethics are available without charge upon written request to our corporate secretary.

Board of directors

Our sole director oversees our business affairs and monitors the performance of accounting and record keeping and handles day-to-day operations in accordance with our corporate governance principles. Commencing with the change of management in 2016, our directors were divided into three classes and designated Class I, Class II and Class III. Directors may be assigned to each class in accordance with a resolution or resolutions adopted by the board of directors. Directors are elected for a full term of three years. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

Board’s role in risk oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face several risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Our director is responsible for the day-to-day management of the risks we face. Our corporate counsel is available to address any questions or concerns raised by director on risk management and any other matter. Our sole director has full access to our books and records.

Board committees

Our sole director has adopted audit committee charter, written code of ethics for directors and senior officers, compensation committee charter, confidential information policy corporate governance guidelines, executive committee charter and nominating committee charter. Each committee has a written charter. The charters are available on our website at www.angiosoma.com. Neither of the committees have any current membership:

Board committees

Audit Committee

The Audit Committee assists the board in fulfilling its oversight responsibility relating to:

●	the integrity of our financial statements;

●	our compliance with legal and regulatory requirements; and

●	the qualifications and independence of our independent registered public accountants.

The primary function of the Audit Committee is to assist the board of directors in its oversight of our financial reporting processes. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent auditors are responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

With respect to the year ended September 30, 2018, in addition to her other work, the director:

●

reviewed and discussed with management and M&K CPAS PLLC, our independent registered public accounting firm, our audited consolidated financial statements as of September 30, 2018 and the year then ended; and

●

received from M&K CPAS PLLC written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee.” In addition, the Audit Committee discussed with M&K CPAS PLLC, its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

Nominating, Corporate Governance and Compensation Committee

The Nominating, Corporate Governance and Compensation Committee is responsible for:

●	overseeing our compensation programs and practices, including our executive compensation plans and incentive compensation plans;

●	recommending the slate of director nominees for election to our board of directors;

●	identifying and recommending candidates to fill vacancies occurring between annual stockholder meetings;

●	reviewing the composition of board committees; and

●	monitoring compliance with, reviews, and recommends changes to our various corporate governance policies and guidelines.

The committee’s charter authorizes the committee to retain an independent consultant but have not done so.

The committee is authorized to consider all qualified candidates for our board of directors. The committee’s purpose is reviewing each candidate including each candidate’s independence, skills and expertise based on a variety of factors, including the person’s experience or background in management, finance, regulatory matters and corporate governance. Further, when identifying nominees to serve as director, while we do not have a policy regarding the consideration of diversity in selecting directors, the committee seeks to create a board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. In addition, prior to nominating an existing director for re-election to the board of directors, the committee will consider and review an existing director’s board and committee attendance and performance, length of board service, experience, skills and contributions that the existing director brings to the board, equity ownership in AngioSoma and independence.

Stockholder nominations

Stockholders who would like to propose a candidate to serve on our board of directors may do so by submitting the candidate’s name, resume and biographical information to the attention of our corporate counsel. All proposals for nomination received by the corporate counsel will be presented to the director for appropriate consideration. The director may choose not to consider an unsolicited recommendation if she does not perceive a need to increase the size of the board of directors. In order to avoid the unnecessary use of the director’s resources, she will consider only those director candidates recommended in accordance with the procedures set forth below. To submit a recommendation of a director candidate, a stockholder should submit the following information in writing, addressed to the sole director of AngioSoma at our main office:

●	the name and address of the person recommended as a director candidate;

●

all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

●	the written consent of the person being recommended as a director candidate to be named in the proxy statement as a nominee and to serve as a director if elected;

●

as to the person making the recommendation, the name and address, as they appear on our books, of such person, and number of shares of our common stock owned by such person; provided, however, that if the person is not a registered holder of our common stock, the person should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the recommending person’s beneficial ownership of our common stock; and

●	a statement disclosing whether the person making the recommendation is acting with or on behalf of any other person and, if applicable, the identity of such person.

Director qualification

The following is a discussion for each director of the specific experience, qualifications, attributes or skills that led the Nominating, Corporate Governance and Compensation Committee to recommend to the board, and for the board to conclude that the individual should be serving as a director of AngioSoma.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934 during the year ended September 30, 2018 and Forms 5 and amendments thereto furnished to us with respect to the year ended September 30, 2018, as well as any written representation from a reporting person that no Form 5 is required, we are not aware that any officer, director or 10% or greater stockholder failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the year ended September 30, 2018.

EXECUTIVE COMPENSATION

Executive officers

Name	Positions
Alex K. Blankenship	Director, Chairman, President and Chief Executive Officer

Alex K. Blankenship. For information regarding Ms. Blankenship, please see “Proposal I – Director Standing for Election” which appears earlier in this proxy statement.

Compensation philosophy

The fundamental objectives of our executive compensation program are to attract and retain highly qualified executive officers, motivate these executive officers to materially contribute to our long-term business success, and align the interests of our executive officers and stockholders by rewarding our executives for individual and corporate performance based on targets established by the Nominating, Corporate Governance and Compensation Committee.

We believe that achievement of these compensation program objectives enhances long-term stockholder value. When designing compensation packages to reflect these objectives, the Nominating, Corporate Governance and Compensation Committee has adopted the following four principles as a guide:

●

Alignment with stockholder interests: Compensation should be tied, in part, to our stock performance through the granting of equity awards to align the interests of executive officers with those of our stockholders;

●	Accountability for individual performance: Compensation should partially depend on the individual executive’s performance, in order to motivate and acknowledge the key contributors to our success; and

●

Competition: Compensation should generally reflect the competitive marketplace and be consistent with that of other well-managed companies in our peer group. In implementing this compensation philosophy, the Nominating, Corporate Governance and Compensation Committee takes into account the compensation amounts from the previous years for each of the named executive officers, and internal compensation equity between the named executive officers and other employees.

2018 compensation determination process

In 2018, the compensation program for our executive officer consisted of the following components:

●	base salary;

●	other fringe benefits and perquisites.

The sole director believes that our executive compensation package consists of elements of compensation that are typically used to incentivize and reward executive management at other companies of our size, in our geographic area or in our industry. Each of these components is designed to provide a combination of fixed and variable, performance-based compensation linked to individual and corporate performance. In the course of setting the initial compensation level for new hires, the director will employ the same method for determining compensation.

Base salary

Base salary is an important component of executive compensation because it provides executives with an assured level of income, assists us in attracting executives and recognizes different levels of responsibility and authority among executives. The determination of base salaries is based upon the executive’s qualifications and experience, scope of responsibility and potential to achieve the goals and objectives established for the executive. Additionally, contractual provisions in executive employment agreements, past performance, internal pay equity and comparison to competitive salary practices are also considered.

Plan awards

The objective of our long-term incentive program is to provide a long-term retention incentive for the named executive officers and others and to align their interests directly with those of our stockholders by way of stock ownership. Under our 2016 Amended & Restated Omnibus Executive Incentive Plan, the board of directors or a committee designated by the board has the discretion to determine whether equity awards will be granted to named executive officers, directors or consultants and if so, the number of shares subject to each award. The plan allows the board or the committee to grant options and restricted stock and other stock-based awards with respect to up to 10,000,000 shares of our common stock, valued in whole or in part by reference to the fair market value of the stock.

We do not have any program, plan or practice in place to time option or other award grants with the release of material, non-public information and does not release such information for the purpose of affecting the value of executive compensation. The exercise price of stock subject to options awarded under the plan is the fair market value of the stock on the date the grant is approved by the board or the committee. Under the terms of each plan, the fair market value of the stock is the closing sales price of the stock on the date the grant is approved by the board or the committee as reported by OTC Markets.

Other compensation and benefits

We have historically provided perquisites and other types of non-cash benefits on a very limited basis in an effort to avoid an entitlement mentality, reinforce a pay-for-performance orientation and minimize expense. Such benefits, when provided, can include additional health care benefits.

Retirement and other post-termination benefits

We do not currently maintain any retirement or post-termination benefits plans.

Change in control severance policy

We do not currently maintain any change in control severance plans or severance policies, except as provided in the 2016 Plan which is discussed in this section. Therefore, none of our named executive officers will receive any cash severance payments in the event we undergo a change in control, unless their employment agreement otherwise provides.

Insurance

All full-time employees, including the named executive officers, are eligible to participate in our standard medical, dental, long-term and short-term disability and life insurance plans. We pay the annual health insurance premium. We can pay for up to $1,000,000 of basic life insurance.

401(k)

We do not have a 401(k) plan.

Other benefits

We seek to maintain an open and inclusive culture in our facilities and operations among executives and other company employees. Thus, we do not provide executives with separate dining or other facilities, nor do we have programs for providing personal-benefit perquisites to executives, such as defraying the cost of personal entertainment or family travel. Our basic health care and other insurance programs are generally the same for all eligible employees, including the named executive officers.

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for:

●	all individuals serving as our principal executive officer or acting in a similar capacity during the year ended September 30, 2018;

●	our two most highly compensated named executive officers at September 30, 2018 whose annual compensation exceeded $100,000; and

●

up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as a named executive officer of our company at September 30, 2018.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- equity incentive plan compen-sation ($)	Non- qualified deferred compen-sation earnings ($)	All other compen-sation ($)	Total ($)
Alex K. Blankenship	2018	45,000(1)						5,504(2)	50,504
Chairman and Chief Executive Officer	2017			23,950					23,950

__________

(1)   Represents $10,000 paid to Ms. Blankenship and an additional $35,000 accrued but not paid during the period.

(2)   Represents medical insurance and medical expense of Ms. Blankenship.

Executive Employment Agreements

The compensation agreement entered into with Ms. Blankenship begins April 29, 2016 and ends when terminated by mutual consent of the company and Ms. Blankenship, unless either party to the agreement exercises the respective termination rights available to such party in the agreement. The employment agreements currently provide for a minimum annual base salary of $60,000. The agreement requires our company to compensate the executive and provide her with certain benefits if their employment is terminated. The compensation and benefits the executives are entitled to receive upon termination of employment vary depending on whether their services are terminated:

●	by us for cause (as defined in the employment agreements);

●	by us without cause, or by the executive for good reason (as defined in the employment agreements);

●	due to death or disability; or

●	by the executive without good reason.

In the event of a termination by our company without cause or a termination by the executive for good reason, the executive would be entitled to receive the following:

●

his earned but unpaid basic salary through the termination date, plus a portion of the executive’s bonus based upon the bonus he would have earned in the year in which his employment was terminated, pro-rated for the amount of time employed by us during such year and paid on the original date such bonus would have been payable;

●

an amount payable over the 12-month period following termination equal to one times the sum of his basic salary at the time of termination, plus a termination bonus equal to the bonus paid to the executive during the four fiscal quarters prior to the date of termination (except that if a target bonus has been established for Ms. Blankenship, each such person’s termination bonus is equal to his target bonus for the fiscal year in which the termination occurs, increased or decreased pursuant to actual performance versus targeted performance in the then current plan measured as of the end of the calendar month preceding the termination date), or in the event of a change of control (as defined below), the greater of the relevant calculation above or the bonus paid to the executive during the four fiscal quarters prior to the change of control;

●

any other amounts or benefits owing to the executive under our then-applicable employee benefit, long-term incentive, or equity plans and programs, within the terms of such plans, payable over the 12-month period following termination; and

●	benefits (including health, life, and disability) as if the executive was still an employee during the 12-month period following termination.

Finally, in the event of a termination without cause by our company, with good reason by the executive, or following a change of control (as defined in the employment agreements), any equity award held by the executive will immediately and fully vest and become exercisable throughout the full term of such award as if the executive were still employed by us. In the event of a termination by us with cause, Messrs. Ruiz and Howe would be entitled to receive the earned but unpaid portion of such executive’s base salary through the date of termination.

In the event of a termination by us of Ms. Blankenship upon the death or permanent disability of such executive, the executive would be entitled to receive the earned but unpaid portion of such executive’s base salary through the date of termination, the earned but unpaid portion of any vested incentive compensation under and consistent with plans adopted by us prior to the date of termination, and over the 12 months following the date of termination an amount equal to 20% base salary at the time of termination for each year of employment with us, capped at 100% of the base salary.

In the event of a termination by us of Ms. Blankenship upon the death or permanent disability of such executive, the executive would be entitled to receive the earned but unpaid portion of such executive’s base salary through the date of termination, any other amounts or benefits owing to the executive under any of our then-applicable employee benefit, long-term incentive or equity plans and programs, and over the 12 months following the date of termination an amount equal to 20% base salary at the time of termination for each year of employment with us, capped at 100% of the base salary.

In the event of a termination by Ms. Blankenship without good reason, such executive is entitled to receive the earned but unpaid portion of such executive’s base salary through the date of termination, and the earned but unpaid portion of any vested incentive compensation under and consistent with our plans adopted by us prior to the date of termination. In the event of a termination by Ms. Blankenship without good reason, such executive is entitled to receive the earned but unpaid portion of his base salary through the termination date and any other amounts and benefits owing to the executive under our then applicable employee benefit, long term incentive or equity plans and programs.

The executive may terminate employment for any reason (other than good reason) upon giving 30 days’ advance written notice to us. As to a termination by Ms. Blankenship for any reason other than a good reason, we will pay the executive the earned but unpaid portion of his base salary through the termination date and any earned but unpaid vested incentive compensation under and consistent with plans adopted by us prior to the date of termination. As to a termination by Ms. Blankenship for any reason other than a good reason, we will pay the executive the earned but unpaid portion of his base salary through the termination date and any other amounts and benefits owing to the executive under our then applicable employee benefit, long term incentive or equity plans and programs.

Outstanding equity awards at year end

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of September 30, 2018.

OPTION AWARDS						STOCK AWARDS
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)
Alex K. Blankenship

Our equity compensation plans

Information regarding our 2017 Plan is contained in Note 12 to the notes to our audited consolidated financial statements appearing in our 2018 10-K.

PRINCIPAL STOCKHOLDERS

At August 28, 2019, we had 165,327,283 shares of common stock issued and outstanding. The following table sets forth information known to us as of August 28, 2019 relating to the beneficial ownership of shares of our common stock by:

●	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;

●	each director and nominee;

●	each named executive officer; and

●	all named executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of 2500 Wilcrest Drive, 3rd Floor. Houston, Texas 77042. We believe that all persons, unless otherwise noted, named in the table have sole voting and investment power with respect to all shares of common stock shown as being owned by them. Under securities laws, a person is considered to be the beneficial owner of securities owned by him (or certain persons whose ownership is attributed to him) and that can be acquired by him within 60 days from August 27, 2019, including upon the exercise of options, warrants or convertible securities. We determine a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of the that date, have been exercised or converted.

Name of Beneficial Owner	No. of Shares Beneficially Owned		% of Class
	Common	Series E Preferred
Alex K. Blankenship	6,000,000		3.629%
Alex K. Blankenship		1,000,000(1)	100%
Brent Atwood(2) 5000 Riverside Drive, Ste 100E Bldg 6 Irving, Texas 75039	33,470,000		20.244%

__________

*   represents less than 1%.

(1)

Ms. Blankenship owns 1,000,000 shares of the Company’s Series E Preferred Stock. The Series E Preferred Stock has two votes for each outstanding share of the Company’s common voting stock and, as a result, has 2/3 voting control over any shareholder votes.

(2)

Pursuant to the Schedule 13D filed with the SEC on July 19, 2019, Brent Atwood is the Chief Executive Manager of Equine Holdings, LLC (“Holdings”) and each of the following entities: Equine Charter Private Equity Fund VII, LLC, Equine Charter Private Equity Fund XII, Equine Charter Private Equity Fund XI, Equine Charter Private Equity Fund XX, Goddard Investment Company PE Fund XIX, Equine Private Equity Fund LXXVII (77) LLC, Equine Holdings Charter Private Equity Fund XIII 13, Equine Charter Private Equity Fund XV, LLC, Equine Charter Private Equity Fund DCCCLXXXVIII, LLC and Equine Private Equity Fund 755460, LLC (the “Equine Entities”). Holdings also serves as the manager of and holds a 1% interest in each of the Equine Entities. Mr. Atwood and Holdings each disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our stockholders as well as any equity compensation plans not approved by our stockholders as of September 30, 2018.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders.	—	—	10,000,000

Equity compensation plans not approved by security holders.	—	—	—

Total	—	—	10,000,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this proxy statement, we had not received notice of any stockholder proposals for the 2019 annual meeting described herein and proposals received subsequent to the date of this proxy statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2020 annual meeting, the corporate secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

AngioSoma, Inc.

Attention: Corporate Secretary

2500 Wilcrest Drive

Suite 300

Houston, Texas

Facsimile: (832) 415-9438

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2020 annual meeting must be received by us at our principal executive office no later than December 13, 2019 in order to be eligible for inclusion in our 2020 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the board’s Nominating, Corporate Governance and Compensation Committee. Any such recommendations should include the nominee’s name and qualifications for board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of AngioSoma at our principal executive offices: AngioSoma, Inc., 2500 Wilcrest Drive, 3rd Floor. Houston, Texas 77042 within the time period described above for proposals other than matters brought under SEC Rule 14a-

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2018 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2018 10-K by writing to us at 2500 Wilcrest Drive, 3rd Floor, Houston, Texas 77042, Attention: Corporate Secretary, or from our website, www.angiosoma.com.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to AngioSoma, Inc., Attention: Corporate Secretary, 2500 Wilcrest Drive, 3rd Floor. Houston, Texas 77042 or by faxing a communication to: (832) 415-9438

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, AngioSoma, Inc., 2500 Wilcrest Drive, 3rd Floor, Houston, Texas 77042. Please note that additional information can be obtained from our website at www.angiosoma.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

ANGIOSOMA, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2019 ANNUAL MEETING OF STOCKHOLDERS ON October 25, 2019 AT 9:00 A.M. LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of AngioSoma, Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Alex K. Blankenship proxy, with power of substitution, for and in the name of the undersigned to attend the 2019 annual meeting of Stockholders of the Company to be held at the Company’s offices located at 2500 Wilcrest Drive, 3rd Floor, Houston, Texas 77042 on October 25, 2019 at 9:00 a.m. local time, or at any adjournment or postponement thereof, and there to vote, as designated below:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to (832) 415-9438.
INTERNET:	https:/www.angiosoma.com
PHONE:	1-[XXX-XXX-XXXX]

2019 ANNUAL MEETING OF THE STOCKHOLDERS OF ANGIOSOMA, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR	AGAINST
	Election of one director:	☐	☐
Alex K. Blankenship
Proposal 2		FOR	AGAINST	ABSTAIN
	The ratification of the appointment of M&K CPAS PLLC as the Company’s independent registered public accounting firm.	☐	☐	☐
Proposal 3	An advisory vote on executive compensation	FOR	AGAINST	ABSTAIN
		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2019 annual meeting, and any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘FOR’ THE ELECTION OF THE CLASS II DIRECTOR NOMINEE AND ‘FOR’ PROPOSALS 2 AND 3.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” ALL OF THE PROPOSALS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE 2019 ANNUAL MEETING.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

_______________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2019

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)